UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 13, 2016

Date of Report (Date of earliest event reported)

inVentiv Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30318	52-2181734
(Commission File Number)	(IRS Employer Identification No.)

1 Van De Graaff Drive
Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(800) 416-0555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Representatives of inVentiv Health, Inc. (the “Company”) will present at the 34th annual J.P. Morgan Healthcare Conference at the Westin St. Francis Hotel in San Francisco, CA at 8:30am Pacific Time. A copy of the conference presentation materials is furnished as Exhibit 99.1 and is incorporated herein by reference. The Company updated its prior 2015 Adjusted EBITDA estimate to approximately $275 million and additionally discloses that it currently expects its cash balance as of December 31, 2015 to be approximately $120 million. The Company anticipates that its strong financial performance may present capital markets opportunities in the future and will consider whether to pay interest on its 10%/12% Junior Lien Secured Notes Due 2018 at a cash rate of 10% per annum or payment-in-kind at a rate of 12% per annum for the six month period beginning February 15, 2016.

The above estimates of certain results as of and for the year ended December 31, 2015 are preliminary and are based on currently available information. The Company has not yet finalized its financial results for the year ended December 31, 2015 and the preliminary estimates included herein are subject to change.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are only predictions and provide the Company’s current expectations or forecasts of future events and financial performance and may be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “will” or “should” or, in each case, their negative, or other variations or comparable terminology, though the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are subject to many risks and uncertainties that could cause the Company’s actual results to differ materially from any future results expressed or implied by the forward-looking statements. These forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties and assumptions. The Company wishes to caution readers that certain important factors may have affected and could in the future affect the Company’s actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. Except to the extent required by applicable laws or rules, the Company does not undertake to update any forward-looking statements or to publicly announce revisions to any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Conference Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTIV HEALTH, INC.

By:	/s/ Jonathan E. Bicknell
Name:	Jonathan E. Bicknell
Title:	Chief Financial Officer

Date: January 13, 2016